UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-8246

Exact name of registrant as specified in charter:
Delaware Investments Global Dividend and Income Fund, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Item 1. Reports to Stockholders


Annual Report                                  Delaware
                                               Investments
                                               Global Dividend
                                               and Income
                                               Fund, Inc.

                                               November 30, 2006
















[DELAWARE INVESTMENTS LOGO]                    Closed-end

Table of contents


     > Portfolio management review ............................................1

     > Performance summary ....................................................6

     > Sector and country allocations .........................................8

     > Statement of net assets ...............................................10

     > Statement of operations ...............................................21

     > Statements of changes in net assets ...................................22

     > Statement of cash flows ...............................................23

     > Financial highlights ..................................................24

     > Notes to financial statements .........................................25

     > Report of independent registered public accounting firm ...............29

     > Other Fund information ................................................30

     > Board of directors/trustees and officers addendum .....................32

     > About the organization ................................................34












    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2007 Delaware Distributors, L.P.

Portfolio management review


Delaware Investments Global Dividend and Income Fund, Inc.

November 30, 2006


The managers of Delaware Investments Global Dividend and Income Fund, Inc. provided the answers to the questions below as a review of the Fund's activities for the fiscal year ended November 30, 2006. Please see pages 3, 4, and 5 to learn more about the Fund managers.

Q: Can you please discuss the investment environment during the year ended November 30, 2006?

A: On the whole, the U.S. stock market performed well and turned in higher returns than we anticipated at the outset of the year.

Investors largely saw two different sets of conditions during the year. Roughly through June 2006, U.S. stocks faced headwinds. Energy costs continued to rise and put downside pressure on corporate earnings and consumer spending. Interest rates rose as well. Stronger-than-expected inflation reports in the spring made it more likely that the Federal Reserve Board (Fed) would continue to raise short-term rates. The threat of a weakening economy coupled with uncertainty about the inflation picture was a negative influence on equity prices, and market performance was particularly weak in May and June 2006.

By July, conditions had improved noticeably. Corporate earnings, though slowing, remained relatively solid, as did consumer spending in the face of a weakening housing market. In addition, oil prices began declining sharply from their historic highs and the Fed finally decided not to raise interest rates in August and beyond, boosting performance in both the stock and bond markets through the end of the year.

Q: How did the Fund perform during the year ended November 30, 2006?

A: Delaware Investments Global Dividend and Income Fund, Inc. returned +21.61% at net asset value and +24.39% at market price (both figures reflect all distributions reinvested). For complete annualized performance for Delaware Investments Global Dividend and Income Fund, Inc., please see the table on page
6. By comparison, the Fund's benchmark - the Standard and Poor's 500 Index - returned +14.23%, and the Fund's peer group, as measured by the Lipper Closed-end Income and Preferred Stock Funds Average, gained 14.60% (source:
Lipper).

Delaware Investments Global Dividend and Income Fund, Inc., is invested primarily in various types of assets: foreign and domestic large-cap value equities, real estate investment trusts (REITs), high-yield bonds, non-U.S. fixed income, and convertible securities, the last of which have some features of both equity and fixed income securities. Each security type in the Fund produces a measure of income for investors, and each may perform differently from the others in different types of market environments.

During the year, dividend-oriented equity investors generally fared well, and as the year progressed investors appeared to become increasingly risk averse. Also of note, REITs strongly outperformed the broad U.S. stock market during the year. For instance, the NAREIT Equity REIT Index, which tracks the performance of U.S. REITs, gained 36.93%.

The Fund's equity allocation includes both U.S. and foreign stocks. During the year, returns in established markets outside the U.S. often outpaced the returns of the U.S. market as represented by the S&P 500 Index. Strong gains made by global stock indices for the year ended November 30, 2006 were aided by the effects of favorable currency conversion. With the U.S. dollar weakening, gains made overseas are strengthened when U.S. investors convert them back to U.S. dollars.

Q: What factors influenced performance in the Fund?

A: Expecting a slowdown in the economy and a reduced rate of corporate earnings growth, we believed it was prudent to position the domestic equity portion of the investment portfolio even more defensively than might be typical. As a result, we held overweightings compared to the index in less economically sensitive sectors, such as healthcare and consumer staples. The Fund was also underweight in more economically sensitive areas, such as consumer discretionary.

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


Delaware Investments Global Dividend and Income Fund, Inc.


We regularly look to invest in undervalued companies with good businesses that we believe are priced well below their intrinsic value. During the most recent period, we focused on companies that we believed to have particularly sound balance sheets, strong dividend yields, and the potential to continue generating relatively stable earnings, even in a weaker economy.

This approach led us to hold relatively small positions in the energy and industrial sectors, both of which tend to be relatively sensitive to economic changes. As the fiscal year progressed, however, we found an increasing number of opportunities among technology stocks that we believed to be attractively valued, adding a new position in Intel. More technology stocks were passing our strict screening process, as a number of companies established shareholder-friendly policies in the midst of successful turnarounds.

After several years of robust REIT performance, we continued to exercise caution in this portion of the Fund, emphasizing companies with strong or improving fundamentals and attractive valuations. We concentrated on several key areas of the REIT market, beginning with economically sensitive holdings such as industrial REITs. These cyclical companies generally benefit from steady gross domestic product growth during the year.

We also were more heavily weighted than the NAREIT Equity REIT Index in REITs with exposure to office property markets. We felt higher construction costs would limit development in this category. In urban markets, certain office stocks benefited during the year as increased demand drove rental rates higher. Rising real estate prices in recent years forced many would-be homebuyers to rent, creating what we believed were attractive prospects for apartment REITs. We generally tried to capitalize on these and other trends.

REIT valuations have been propelled to all-time highs. Although we remained optimistic at fiscal year end about the general long-term prospects for REITs, we also remained skeptical about whether valuations can be sustained. By fiscal year end, we had begun planning to focus on new opportunities only very selectively, especially in the apartment and office sectors.

Q: Could you please name specific equity securities that influenced performance?

A: Among domestic large-cap value stocks, several consumer discretionary stocks were noteworthy for generating strong gains during the fiscal year. Toy manufacturer Mattel benefited from the success of key brands and better supply chain management, as well as from lower energy prices, which served to reduce production costs for the company. Limited Brands performed well, in part on a turnaround in its apparel businesses, as well as from its personal care segment, Bath and Body Works. In healthcare, the Fund gained from its holdings in Merck. The pharmaceutical company's stock recovered off a low, as investors' concerns about legal liability surrounding its Vioxx pain medication abated.

Our holdings in the financial sector were often among our weakest equity performers. For example, one stock that trailed the performance of the broad equity market was bank company Huntington Bancshares. As with other banks, Huntington encountered difficulty as the company's earnings suffered from less profitable lending activities, caused by a challenging interest rate environment. Insurance company Hartford Financial Services also underperformed relative to the overall stock market, hindered by increased competition and a slowdown in the growth of auto insurance premiums, among other factors.

Q: What role did other classes play in the Fund?

A: The Fund's various fixed income investments continued to provide another source of income for shareholders as well as a measure of diversification for the Fund. While stocks generally outperformed bonds for the year, total return performance from U.S. high yield bonds was competitive. High yield bonds are noninvestment grade securities issued by organizations with noninvestment grade credit ratings. As such, they offer investors higher yields but an increased risk of default by the issuer.

Especially during the late-year rally, lower-rated bonds outperformed other types of fixed income investments, as a general search for yield could be detected in the marketplace. As always, our approach to high yield investing remained based on the selection of individual securities, analyzing the credits available to us in the marketplace one bond issue at a time. Although the economic climate and other big-picture factors were influential in the U.S. bond market this year, we believe that company-specific characteristics generally played a larger role in performance. We avoided making significant sector bets, preferring to focus our research efforts on uncovering securities that we thought offered value and yield advantages.

The Fund also held a significant position in non-U.S. stocks and bonds. At year-end, notable international equity positions in the Fund included European multinationals such as Total and ING Groep. We also added positions during the year in Coca-Cola Amatil and Ono Pharmaceutical, as well as Vodafone and BMW (Bayerische Motoren Werke). Among non-U.S. debt securities, the Fund was invested in an array of foreign government securities in markets around the world, including securities issued by Japan and the nations of the European Union, among others.

Fund managers

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Mr. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Todd A. Bassion, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm's International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor's degree in economics from Colorado College.

Edward A. "Ned" Gray, CFA
Vice President, Senior Portfolio Manager

Mr. Gray joined Delaware Investments in June 2005 to develop the firm's International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business, and law from Tufts University's Fletcher School of Law and Diplomacy.

Jordan L. Irving
Vice President, Senior Portfolio Manager

Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American studies and earned a special diploma in social studies at Oxford University. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.


                                                               (continues)     3

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Zoe A. Neale
Senior Vice President, Chief Investment Officer
- International Equity

Ms. Neale joined Delaware Investments in June 2005 to develop the firm's International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor's degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader - Large-Cap Value Focus Equity

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager

Mr. Perkins joined Delaware Investments in 2003. He leads the firm's international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments, Mr. Perkins worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank's emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Mr. Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Mr. Perkins holds a bachelor's degree in international studies with a minor in computer science from the University of Notre Dame.

Timothy L. Rabe, CFA
Senior Vice President, Head of High Yield Investments,
Senior Portfolio Manager

Mr. Rabe joined Delaware Investments in 2000. He is head of the High Yield team, responsible for investing strategy for all high yield fixed income funds and strategies at the firm. Prior to joining Delaware Investments, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Mr. Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm's REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm's Dividend and Income products, which he helped create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts.

Performance summary


Delaware Investments Global Dividend and Income Fund, Inc.


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Instances of high double-digit returns are highly unusual and cannot be sustained, and were achieved primarily during favorable market conditions. Please obtain the performance data for the most recent month end by calling 800 523-1918.


Fund Performance

Average annual total returns
Through November 30, 2006           1 year     5 years     10 years     Lifetime
________________________________________________________________________________

At Market Price                    +24.39%     +14.22%      +10.20%     +10.62%
At Net Asset Value                 +21.61%     +15.73%       +9.82%     +10.88%
________________________________________________________________________________

High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Diversification does not assure a profit or protect against loss in a declining market.

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or sale of Fund shares.


Fund basics

As of November 30, 2006
________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$73 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

421

________________________________________________________________________________

Fund start date
________________________________________________________________________________

March 4, 1994

________________________________________________________________________________

NYSE symbols
________________________________________________________________________________

DGF

Market Price vs. Net Asset Value
November 30, 2005 through November 30, 2006


[MARKET PRICE VS. NET ASSET VALUE LINE GRAPH]


Past performance is not a guarantee of future results.


Performance of a $10,000 Investment
November 30, 1996 through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested in the Fund on November 30, 1996, and reflects the reinvestment of all distributions at market value. The chart assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at Market Price and at Net Asset Value. Performance of the Fund and the Lipper peer group at market value is based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value is based on the fluctuations in net asset value during the period. Delaware Investments Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance does not include fees, the initial sales charge, or any brokerage commissions for purchase. Investments in the Fund are not available at net asset value.

The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (source: Lipper). You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Sector and country allocations


Delaware Investments Global Dividend and Income Fund, Inc.

As of November 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                    Percentage
Sector/Country                                                     of Net Assets
________________________________________________________________________________

Common Stock                                                          76.34%

Consumer Discretionary                                                 9.45%
Consumer Staples                                                       5.33%
Diversified REITs                                                      2.09%
Energy                                                                 3.10%
Financials                                                            14.07%
Health Care                                                            9.06%
Health Care REITs                                                      1.23%
Hotel REITs                                                            0.49%
Industrial REITs                                                       1.60%
Industrials                                                            6.06%
Information Technology                                                 7.72%
Mall REITs                                                             1.90%
Manufactured Housing REITs                                             0.18%
Materials                                                              2.86%
Mortgage REITs                                                         0.50%
Multifamily REITs                                                      0.72%
Office REITs                                                           2.51%
Self-Storage REITs                                                     0.72%
Shopping Center REITs                                                  0.64%
Specialty REITs                                                        0.47%
Telecommunications                                                     4.57%
Utilities                                                              1.07%
________________________________________________________________________________

Convertible Preferred Stock                                            2.78%

Banking, Finance & Insurance                                           1.40%
Basic Materials                                                        0.27%
Cable, Media & Publishing                                              0.21%
Energy                                                                 0.35%
Telecommunications                                                     0.10%
Utilities                                                              0.45%
________________________________________________________________________________

Preferred Stock                                                        2.40%

Leisure, Lodging & Entertainment                                       0.38%
Real Estate                                                            2.02%
________________________________________________________________________________

Agency Obligations                                                     0.21%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                  0.12%
________________________________________________________________________________

Convertible Bonds                                                      5.98%

Aerospace & Defence                                                    0.41%
Cable, Media & Publishing                                              0.21%
Computers & Technology                                                 1.23%
Energy                                                                 0.75%
Health Care & Pharmaceuticals                                          1.13%
Leisure, Lodging & Entertainment                                       0.26%
Real Estate                                                            0.42%
Retail                                                                 0.72%
Telecommunications                                                     0.14%
Transportation                                                         0.31%
Utilities                                                              0.40%
________________________________________________________________________________

Corporate Bonds                                                       22.93%

Banking                                                                1.06%
Basic Industry                                                         2.29%
Brokerage                                                              0.55%
Capital Goods                                                          1.15%
Consumer Cyclical                                                      2.33%
Consumer Non-Cyclical                                                  1.76%
Energy                                                                 1.36%
Finance & Investments                                                  1.71%
Media                                                                  1.54%
Real Estate                                                            0.28%
Services Cyclical                                                      3.28%
Services Non-Cyclical                                                  1.38%
Technology & Electronics                                               1.28%
Telecommunications                                                     2.04%
Utilities                                                              0.92%
________________________________________________________________________________

Foreign Agencies                                                       2.82%

Austria                                                                0.29%
Germany                                                                2.26%
Luxembourg                                                             0.27%
________________________________________________________________________________

Regional Agency                                                        0.26%
________________________________________________________________________________

Regional Authority                                                     0.21%
________________________________________________________________________________

Senior Secured Loan                                                    0.06%
________________________________________________________________________________

Sovereign Agencies                                                     0.31%

France                                                                 0.08%
Japan                                                                  0.23%
________________________________________________________________________________

Sovereign Debt                                                        10.14%

Austria                                                                0.79%
France                                                                 1.51%
Germany                                                                1.04%

                                                                    Percentage
Sector/Country                                                     of Net Assets
________________________________________________________________________________

Sovereign Debt (continued)

Japan                                                                  2.57%
Malaysia                                                               0.41%
Norway                                                                 1.67%
Poland                                                                 0.63%
Republic of Korea                                                      0.26%
Sweden                                                                 0.44%
United Kingdom                                                         0.82%
________________________________________________________________________________

Supranational Banks                                                    1.90%
________________________________________________________________________________

Warrant                                                                0.00%
________________________________________________________________________________

Repurchase Agreements                                                  3.10%
________________________________________________________________________________

Securities Lending Collateral                                         14.46%

Fixed Rate Notes                                                       1.50%
Variable Rate Notes                                                   12.96%
________________________________________________________________________________

Total Market Value of Securities                                     144.02%
________________________________________________________________________________

Obligation to Return Securities Lending Collateral                   (14.46%)
________________________________________________________________________________

Borrowing Under Line of Credit                                       (31.69%)
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        2.13%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Country
________________________________________________________________________________

Australia                                                              2.03%
Austria                                                                1.21%
Belgium                                                                0.64%
Bermuda                                                                0.26%
British Virgin Islands                                                 0.15%
Canada                                                                 2.09%
Cayman Islands                                                         0.13%
Denmark                                                                0.72%
Finland                                                                1.28%
France                                                                 5.82%
Germany                                                                4.87%
Hong Kong                                                              0.72%
Ireland                                                                0.38%
Japan                                                                  9.85%
Luxembourg                                                             0.75%
Malaysia                                                               0.41%
Marshall Islands                                                       0.11%
Mexico                                                                 1.46%
Netherlands Antilles                                                   0.34%
Netherlands                                                            1.74%
Norway                                                                 2.11%
Poland                                                                 0.63%
Republic of Korea                                                      0.86%
Supranational                                                          1.90%
Sweden                                                                 1.40%
Switzerland                                                            0.74%
United Kingdom                                                         7.58%
United States                                                         79.38%
________________________________________________________________________________

Total                                                                129.56%
________________________________________________________________________________

Statement of net assets


Delaware Investments Global Dividend and Income Fund, Inc.

November 30, 2006


                                                  Number of        Market
                                                   Shares       Value (U.S. $)
______________________________________________________________________________

Common Stock - 76.34% (
______________________________________________________________________________

Consumer Discretionary - 9.45%
@=+II Avado Brands                                        272     $          -
     Bayerische Motoren Werke                           9,583          527,829
  *+ Charter Communications
          Class A                                       3,600           10,620
     Don Quijote                                       29,400          607,050
     DSG International                                 60,970          233,723
     Esprit Holdings                                   40,000          414,720
     Gap                                               35,700          668,304
     Honda Motor                                       10,000          354,212
   + Idearc                                             1,045           28,779
     Kesa Electricals                                  71,395          500,354
     Koninklijke Philips Electronics                   12,677          471,597
   * Lagardere Groupe                                   5,543          405,950
     Limited Brands                                    23,700          751,053
     Mattel                                            30,600          671,670
     Nissan Motor                                      36,700          447,692
     Starwood Hotels & Resorts
          Worldwide                                     2,500          160,425
     WPP Group                                         45,939          609,587
                                                                  ____________

                                                                     6,863,565
                                                                  ____________
Consumer Staples - 5.33%
   * Coca-Cola Amatil                                  88,248          520,782
     ConAgra Foods                                      2,300           59,110
     Greggs                                             1,660          129,912
     Heinz (H.J.)                                      17,500          777,875
     Kao                                               14,000          377,365
     Kimberly-Clark                                    10,600          704,582
     Metro                                              9,827          613,238
     Safeway                                           22,200          683,982
                                                                  ____________

                                                                     3,866,846
                                                                  ____________
Diversified REITs - 2.09%
   * CentraCore Properties Trust                       10,000          321,200
     Hang Lung Properties                              47,000          104,528
     iStar Financial                                   10,700          500,653
     Liberty Property Trust                             4,600          235,566
     Spirit Finance                                     9,600          117,216
   * Washington Real Estate
          Investment Trust                              5,500          235,785
                                                                  ____________

                                                                     1,514,948
                                                                  ____________
Energy - 3.10%
     Chevron                                           11,100          802,752
     ConocoPhillips                                     9,400          632,620
  *+ Petroleum Geo-Services ADR                           691           46,601
   * Total                                             10,860          770,181
                                                                  ____________

                                                                     2,252,154
                                                                  ____________
Financials - 14.07%
     Allstate                                          11,600          736,369
     Aon                                               19,900          710,032
     AXA                                               11,931          451,903
     Chubb                                             12,800          662,528
     Dexia                                             17,004          463,896
     Hartford Financial Services
          Group                                         7,300          626,048
     HBOS                                              20,480          419,113
     Huntington Bancshares                             26,500          644,215
     ING Groep                                         14,843          632,769
   * Kookmin Bank ADR                                   5,600          438,200
     Mitsubishi UFJ Financial
          Group                                            30          383,585
     Morgan Stanley                                     9,200          700,672
   * Nordea Bank                                       42,325          597,526
     Royal Bank of Scotland
          Group                                        15,690          568,150
     Standard Chartered                                17,849          511,941
     Wachovia                                          11,900          644,861
     Washington Mutual                                 14,500          633,360
     Westpac Banking                                   20,104          387,010
                                                                  ____________

                                                                    10,212,178
                                                                  ____________
Health Care - 9.06%
     Abbott Laboratories                               13,600          634,576
     Baxter International                              15,300          684,522
     Bristol-Myers Squibb                              28,600          710,138
     Merck & Co.                                       16,900          752,219
     Novartis                                           9,151          533,398
     Novo-Nordisk                                       6,764          522,133
     Ono Pharmaceutical                                 8,500          433,996
     Pfizer                                            27,000          742,230
     Sanofi-Aventis                                     4,979          437,178
     Terumo                                            11,400          462,894
     Wyeth                                             13,700          661,436
                                                                  ____________

                                                                     6,574,720
                                                                  ____________
Health Care REITs - 1.23%
     Health Care Property
          Investors                                     7,600          275,652
   * Medical Properties Trust                           9,400          139,590
   * Nationwide Health
          Properties                                    7,300          216,007
     Ventas                                             6,800          264,860
                                                                  ____________

                                                                       896,109
                                                                  ____________
Hotel REITs - 0.49%
   * Hersha Hospitality Trust                          26,100          301,194
   * Highland Hospitality                               3,900           55,302
                                                                  ____________

                                                                       356,496
                                                                  ____________
Industrial REITs - 1.60%
     AMB Property                                       6,000          367,620
     First Potomac Realty Trust                         5,800          178,118
     ProLogis                                           9,400          612,598
                                                                  ____________

                                                                     1,158,336
                                                                  ____________
Industrials - 6.06%
   * Asahi Glass                                       41,000          484,562
   + British Airways                                   52,159          505,250
     Canadian Pacific Railway                           1,121           62,307
     Compagnie de Saint-Gobain                          6,389          509,792
     Donnelley (R.R.) & Sons                           20,100          708,927
  *+ Foster Wheeler                                       969           52,342

                                                  Number of        Market
                                                   Shares       Value (U.S. $)
______________________________________________________________________________

Common Stock (continued)
______________________________________________________________________________

Industrials (continued)
   + Grupo Aeroportuario del
          Centro Norte Sab ADR                          2,600     $     56,030
   * Macquarie Infrastructure                          12,600          408,240
  *+ Petrojarl ADR                                        691            7,910
     Tomkins                                           79,983          375,004
     Travis Perkins                                    14,937          509,464
     Waste Management                                  19,700          721,216
                                                                  ____________

                                                                     4,401,044
                                                                  ____________
Information Technology - 7.72%
     Canon                                              9,600          507,577
   + CGI Group                                         71,962          496,898
     Fujitsu                                           58,000          474,022
     Hewlett-Packard                                   19,600          773,415
     Intel                                             34,800          742,980
     International Business Machines                    7,700          707,784
     Nokia Oyj                                         28,755          578,461
   * Tandberg                                          19,243          265,537
   * TietoEnator Oyj                                   12,201          347,567
   + Xerox                                             43,000          709,500
                                                                  ____________

                                                                     5,603,741
                                                                  ____________
Mall REITs - 1.90%
     General Growth Properties                          7,600          417,544
     Macerich                                           4,700          401,709
     Simon Property Group                               5,500          560,890
                                                                  ____________

                                                                     1,380,143
                                                                  ____________
Manufactured Housing REITs - 0.18%
     Equity Lifestyle Properties                        2,500          129,925
                                                                  ____________

                                                                       129,925
                                                                  ____________
Materials - 2.86%
     Cemex Sab de CV                                  122,690          399,915
     duPont (E.I.) deNemours                           16,700          783,730
     Lafarge                                            3,411          495,554
     Rio Tinto                                          7,421          396,080
                                                                  ____________

                                                                     2,075,279
                                                                  ____________
Mortgage REITs - 0.50%
   * Gramercy Capital                                   8,300          232,483
     JER Investors Trust                                6,600          130,614
                                                                  ____________

                                                                       363,097
                                                                  ____________
Multifamily REITs - 0.72%
     American Campus
          Communities                                   4,000          118,800
     Equity Residential                                 7,600          404,776
                                                                  ____________

                                                                       523,576
                                                                  ____________
Office REITs - 2.51%
     Alexandria Real Estate Equities                    2,400          247,392
     Brandywine Realty Trust                           10,063          353,714
   * Duke Realty                                       10,100          439,552
     Highwoods Properties                               4,500          183,600
     Mack-Cali Realty                                   2,700          147,528
   * Parkway Properties                                 3,700          191,956
     PS Business Parks                                  2,500          178,125
     Reckson Associates Realty                          1,700           82,246
                                                                  ____________

                                                                     1,824,113
                                                                  ____________
Self-Storage REITs - 0.72%
     Public Storage                                     3,300          317,724
   * U-Store-It Trust                                   9,300          203,484
                                                                  ____________

                                                                       521,208
                                                                  ____________
Shopping Center REITs - 0.64%
     Cedar Shopping Centers                            10,900          198,816
     New Plan Excel Realty Trust                        6,900          196,581
   * Ramco-Gershenson Properties                        1,800           66,564
                                                                  ____________

                                                                       461,961
                                                                  ____________
Specialty REITs - 0.47%
   * Entertainment Properties
          Trust                                         5,600          339,920
                                                                  ____________

                                                                       339,920
                                                                  ____________
Telecommunications - 4.57%
     AT&T                                              23,200          786,712
     NTT DoCoMo                                           295          451,102
   * Telefonos de Mexico de C.V.
          ADR                                          17,800          464,580
     Telstra                                           77,504          230,523
     Telstra - Installment Receipt                     80,396          148,423
     Verizon Communications                            20,900          730,246
     Vodafone Group                                   190,125          502,703
                                                                  ____________

                                                                     3,314,289
                                                                  ____________
Utilities - 1.07%
   + Mirant                                             1,934           58,832
     Progress Energy                                   15,100          721,327
                                                                  ____________

                                                                       780,159
                                                                  ____________
Total Common Stock
     (cost $43,843,188)                                             55,413,807
                                                                  ____________
______________________________________________________________________________

Convertible Preferred Stock - 2.78%
______________________________________________________________________________

Banking, Finance & Insurance - 1.40%
     Aspen Insurance 5.625%,
          exercise price $29.28,
          expiration date 12/31/49                      3,400          187,425
   ~ Citigroup Funding 5.02%,
          exercise price $29.50,
          expiration date 9/27/08                       7,000          220,500
     E Trade Financial 6.125%,
          exercise price $21.82,
          expiration date 11/18/08                      3,500          108,500
   * Lehman Brothers Holdings
          6.25%, exercise price
          $54.24, expiration date
          10/15/07                                      9,250          254,374
   * Marshall & Ilsley 6.50%,
          exercise price $46.28,
          expiration date 8/15/07                       4,500          118,710
     Sovereign Capital Trust
          4.375%, exercise price
          $29.05, expiration date
          3/1/34                                        2,500          124,063
                                                                  ____________

                                                                     1,013,572
                                                                  ____________


                                                              (continues)     11

Statement of net assets


Delaware Investments Global Dividend and Income Fund, Inc.


                                                  Number of        Market
                                                   Shares       Value (U.S. $)
______________________________________________________________________________

Convertible Preferred Stock (continued)
______________________________________________________________________________

Basic Materials - 0.27%
     Freeport-McMoRan Copper
          & Gold 5.50%, exercise
          price $48.65, expiration
          date 12/31/49                                    40     $     55,900
     Huntsman 5.00%, exercise
          price $28.29, expiration
          date 2/16/08                                  3,500          138,250
                                                                  ____________

                                                                       194,150
                                                                  ____________
Cable, Media & Publishing - 0.21%
   # Interpublic Group 5.25%
          144A, exercise price
          $13.66, expiration date
          12/31/49                                        140          154,525
                                                                  ____________

                                                                       154,525
                                                                  ____________
Energy - 0.35%
     Chesapeake Energy 4.50%,
          exercise price $44.17,
          expiration date 12/31/49                      1,275          130,050
     El Paso Energy Capital Trust I
          4.75% exercise price
          $41.59, expiration date
          3/31/28                                       3,250          125,613
                                                                  ____________

                                                                       255,663
                                                                  ____________
Telecommunications - 0.10%
     Lucent Technologies Capital
          Trust I 7.75%, exercise
          price $24.80, expiration
          date 3/15/17                                     70           71,855
                                                                  ____________

                                                                        71,855
                                                                  ____________
Utilities - 0.45%
     Entergy 7.625%, exercise
          price $87.64, expiration
          date 2/17/09                                  3,500          207,813
     NRG Energy 5.75%, exercise
          price $60.45, expiration
          date 3/16/09                                    440          120,230
                                                                  ____________

                                                                       328,043
                                                                  ____________
Total Convertible Preferred Stock
     (cost $1,889,603)                                               2,017,808
                                                                  ____________
______________________________________________________________________________

Preferred Stock - 2.40%
______________________________________________________________________________

Leisure, Lodging & Entertainment - 0.38%
     Red Lion Hotels 9.50%                             10,226          276,409
                                                                  ____________

                                                                       276,409
                                                                  ____________
Real Estate - 2.02%
   * Equity Inns Series B 8.75%                        10,000          261,500
     LaSalle Hotel Properties
          10.25%                                       12,500          321,750
     Ramco-Gershenson
          Properties 9.50%                             11,500          309,408
     SL Green Realty 7.625%                            22,000          569,579
                                                                  ____________

                                                                     1,462,237
                                                                  ____________
Total Preferred Stock
     (cost $1,655,650)                                               1,738,646
                                                                  ____________



                                                  Principal
                                                  Amount o
______________________________________________________________________________

Agency Obligations - 0.21%
______________________________________________________________________________

     Fannie Mae 6.375% 8/15/07                AUD     191,000         $150,549
                                                                  ____________
Total Agency Obligations
     (cost $145,975)                                                   150,549
                                                                  ____________
______________________________________________________________________________

Commercial Mortgage-Backed Securities - 0.12%
______________________________________________________________________________

   # First Union National Bank
          Commercial Mortgage
          Trust Series 2001-C2 L
          144A 6.46% 1/12/43                  USD      85,000           86,759
                                                                  ____________
Total Commercial Mortgage-
     Backed Securities
     (cost $86,272)                                                     86,759
                                                                  ____________
______________________________________________________________________________

Convertible Bonds - 5.98%
______________________________________________________________________________

Aerospace & Defense - 0.41%
   # AAR 144A 1.75%, 2/1/26
          exercise price $29.43,
          expiration date 2/1/26                       90,000           98,663
     EDO 4.00% 11/15/25,
          exercise price $34.19,
          expiration date 11/15/25                     90,000           85,388
   # L-3 Communications 144A
          3.00%, 8/1/35 exercise
          price $102.16, expiration
          date 8/1/35                                 110,000          114,812
                                                                  ____________

                                                                       298,863
                                                                  ____________
Cable, Media & Publishing - 0.21%
   # Playboy Enterprises 144A
          3.00%, 3/15/25 exercise
          price $17.02, expiration
          date 3/15/25                                160,000          152,200
                                                                  ____________

                                                                       152,200
                                                                  ____________
Computers & Technology - 1.23%
     Fairchild Semiconductor
          5.00%, 11/1/08 exercise
          price $30.00, expiration
          date 11/1/08                                140,000          139,475
     Hutchinson Technology
          3.25%, 1/15/26, exercise
          price $36.43, expiration
          date 1/15/26                                120,000          112,350
   # Informatica 144A
          3.00%, 3/15/26 exercise
          price $20.00, expiration
          date 3/15/26                                175,000          173,469
   # Intel 144A 2.95%, 12/15/35
          exercise price $31.53,
          expiration date 12/15/35                    105,000           97,781
   ^ ON Semiconductor Series B
          1.142%, 4/15/24
          exercise price $9.82,
          expiration date 4/15/24                     200,000          181,249
     SanDisk 1.00%, 5/15/13
          exercise price $82.36,
          expiration date 5/15/13                      60,000           53,550

                                                  Principal         Market
                                                  Amount o       Value (U.S.$)
______________________________________________________________________________

Convertible Bonds (continued)
______________________________________________________________________________

Computers & Technology (continued)
   # Sybase 144A 1.75%, 2/22/25
          exercise price $25.22,
          expiration date 2/22/25           USD       125,000     $    138,125
                                                                  ____________

                                                                       895,999
                                                                  ____________
Energy - 0.75%
     Halliburton 3.125%, 7/15/23
          exercise price $18.81,
          expiration date 7/15/23                     100,000          185,000
     Pride International
          3.25%, 5/1/33 exercise
          price $25.70, expiration
          date 5/1/33                                  80,000          107,300
     Schlumberger
          2.125%, 6/1/23 exercise
          price $40.00, expiration
          date 6/1/23                                 140,000          249,025
                                                                  ____________

                                                                       541,325
                                                                  ____________
Health Care & Pharmaceuticals - 1.13%
   # Allergan 144A
          1.50%, 4/1/26 exercise
          price $126.66, expiration
          date 4/1/26                                 150,000          161,625
   # Amgen 144A
          0.375%, 2/1/13 exercise
          price $79.48, expiration
          date 2/1/13                                  60,000           60,300
   ~ Bristol-Myers Squibb
          4.89%, 9/15/23 exercise
          price $41.28, expiration
          date 9/15/23                                100,000          100,500
     CV Therapeutics
          3.25%, 8/16/13 exercise
          price $27.00, expiration
          date 8/16/13                                 45,000           37,969
  *# Nektar Therapeutics 144A
          3.25%, 9/28/12 exercise
          price $21.52, expiration
          date 9/28/12                                125,000          130,156
   * Teva Pharmaceutical Finance
          0.25%, 2/1/26 exercise
          price $47.16, expiration
          date 2/1/26                                 120,000          115,500
   ~ Wyeth 5.109%, 1/15/24
          exercise price $60.39,
          expiration date 1/15/24                     200,000          212,800
                                                                  ____________

                                                                       818,850
                                                                  ____________
Leisure, Lodging & Entertainment - 0.26%
   # Regal Entertainment Group
          144A 3.75%, 5/15/08
          exercise price $14.65,
          expiration date 5/15/08                     130,000          185,088
                                                                  ____________

                                                                       185,088
                                                                  ____________
Real Estate - 0.42%
     MeriStar Hospitality
          9.50%, 4/1/10 exercise
          price $10.18, expiration
          date 4/1/10                                 300,000          307,950
                                                                  ____________

                                                                       307,950
                                                                  ____________
Retail - 0.72%
  *; Dick's Sporting Goods
          1.606%, 2/18/24 exercise
          price $58.132, expiration
          date 2/18/24                                140,000          137,200
   ^ Lowe's Companies
          0.00%, 10/19/21 exercise
          price $29.05, expiration
          date 10/19/21                                95,000          100,581
   # Saks 144A 2.00%, 3/15/24
          exercise price $11.97,
          expiration date 3/15/24                     125,000          176,563
   # United Auto Group 144A
          3.50%, 4/1/26 exercise
          price $23.69, expiration
          date 4/1/26                                  90,000          104,400
                                                                  ____________

                                                                       518,744
                                                                  ____________
Telecommunications - 0.14%
     Qwest Communications
          International
          3.50%, 11/15/25 exercise
          price $5.90, expiration
          date 11/15/25                                70,000          103,600
                                                                  ____________

                                                                       103,600
                                                                  ____________
Transportation - 0.31%
   # ExpressJet Holdings 144A
          4.25%, 8/1/23 exercise
          price $18.20, expiration
          date 8/1/23                                  50,000           47,063
     JetBlue Airways
          3.50%, 7/15/33 exercise
          price $28.33, expiration
          date 7/15/33                                100,000           96,000
        * 3.75%, 3/15/35 exercise
          price $17.10, expiration
          date 3/15/35                                 80,000           84,400
                                                                  ____________

                                                                       227,463
                                                                  ____________
Utilities - 0.40%
   # CenterPoint Energy 144A
          3.75%, 5/15/23 exercise
          price $11.31, expiration
          date 5/15/23                                200,000          288,750
                                                                  ____________

                                                                       288,750
                                                                  ____________
Total Convertible Bonds
     (cost $3,944,683)                                               4,338,832
                                                                  ____________


                                                              (continues)     13

Statement of net assets


Delaware Investments Global Dividend and Income Fund, Inc.


                                                  Principal         Market
                                                  Amount o       Value (U.S.$)
______________________________________________________________________________

Corporate Bonds - 22.93%
______________________________________________________________________________

Banking - 1.06%
     Citigroup 0.80% 10/30/08               JPY    17,400,000     $    150,146
     Depfa Bank 20.00% 11/19/07             TRY       100,000           68,678
  ~# Resona Bank 144A
          4.125% 9/29/49                    EUR       100,000          129,787
     Vneshtorgbank
          4.25% 2/15/16                     EUR       120,000          157,262
     WM Covered Bond
          3.875% 9/27/11                    EUR       200,000          265,342
                                                                  ____________

                                                                       771,215
                                                                  ____________
Basic Industry - 2.29%
     Abitibi-Consolidated
          6.95% 12/15/06                    USD         5,000            5,000
        * 7.875% 8/1/09                                40,000           39,200
   * AK Steel 7.875% 2/15/09                          100,000          100,500
     Bowater
          9.00% 8/1/09                                 50,000           52,313
          9.50% 10/15/12                               75,000           76,313
     CPG International I
          10.50% 7/1/13                                30,000           30,675
     Donohue Forest Products
          7.625% 5/15/07                               65,000           65,325
     Georgia-Pacific
          9.50% 12/1/11                                50,000           55,250
     Gold Kist 10.25% 3/15/14                          65,000           74,913
   # Hexion Specialty 144A
          9.75% 11/15/14                               75,000           76,500
     Huntsman International
          10.125% 7/1/09                               25,000           25,500
     Lyondell Chemical
          8.00% 9/15/14                                60,000           62,175
          8.25% 9/15/16                                75,000           78,375
          10.50% 6/1/13                                10,000           11,050
  *# Nell AF Sarl 144A
          8.375% 8/15/15                               75,000           77,156
     NewPage
          10.00% 5/1/12                               100,000          105,750
        * 12.00% 5/1/13                                50,000           53,000
     Norske Skog Canada
          8.625% 6/15/11                              125,000          126,874
   # Port Townsend Paper 144A
          11.00% 4/15/11                              100,000           88,000
     Potlatch 13.00% 12/1/09                           85,000           99,373
   # Sappi Papier Holding 144A
          7.50% 6/15/32                               100,000           93,200
   + Solutia 6.72% 10/15/37                           100,000           89,000
     Tembec Industries
          8.625% 6/30/09                              195,000          126,262
     Witco 6.875% 2/1/26                               60,000           53,700
                                                                  ____________

                                                                     1,665,404
                                                                  ____________
Brokerage - 0.55%
     E Trade Financial
          8.00% 6/15/11                                65,000           67,763
     LaBranche & Co.
          9.50% 5/15/09                                90,000           95,175
          11.00% 5/15/12                              100,000          108,500
   ~ Lehman Brothers Capital
          Funding II
          3.875% 2/28/49                    EUR       100,000          129,642
                                                                  ____________

                                                                       401,080
                                                                  ____________
Capital Goods - 1.15%
     Armor Holdings
          8.25% 8/15/13                     USD        50,000           52,125
   # Berry Plastics Holding 144A
          8.875% 9/15/14                               60,000           60,825
  *# Bombardier 144A
          8.00% 11/15/14                               75,000           75,750
   * Graham Packaging
          9.875% 10/15/14                             125,000          124,375
     Interface 10.375% 2/1/10                         100,000          109,750
     Intertape Polymer
          8.50% 8/1/14                                115,000          106,375
   # Momentive Performance
          Materials 144A
          9.75% 12/1/14                               100,000          100,750
     IMueller Holdings
          14.75% 4/15/14                               39,000           34,515
   * INTK Holdings
          10.75% 3/1/14                                75,000           52,125
  *# RBS Global & Rexnord 144A
          11.75% 8/1/16                                50,000           52,875
   * Trimas 9.875% 6/15/12                             65,000           62,725
                                                                  ____________

                                                                       832,190
                                                                  ____________
Consumer Cyclical - 2.33%
     Accuride 8.50% 2/1/15                             65,000           62,563
   # Baker & Taylor 144A
          11.50% 7/1/13                                50,000           50,313
     Carrols 9.00% 1/15/13                             50,000           50,750
   * Denny's 10.00% 10/1/12                            65,000           68,494
     Ford Motor Credit
          4.875% 1/15/10                    EUR       116,000          146,353
          5.75% 1/12/09                     EUR       172,000          223,973
          7.375% 10/28/09                   USD        75,000           74,923
          9.875% 8/10/11                               70,000           74,960
   * General Motors
          8.375% 7/15/33                               60,000           54,975
     General Motors Acceptance
          Corporation
          6.875% 9/15/11                              100,000          103,061
          7.50% 12/1/06                     NZD       363,000          248,400
        * 8.00% 11/1/31                     USD        55,000           61,823
     Landry's Restaurant
          7.50% 12/15/14                               50,000           48,875
  *# Michaels Stores 144A
          11.375% 11/1/16                              50,000           51,500
   # Mobile Services Group 144A
          9.75% 8/1/14                                 60,000           62,700

                                                  Principal         Market
                                                  Amount o       Value (U.S.$)
______________________________________________________________________________

Corporate Bonds (continued)
______________________________________________________________________________

Consumer Cyclical (continued)
     Neiman Marcus
          9.00% 10/15/15                    USD        55,000     $     59,881
        * 10.375% 10/15/15                             20,000           22,225
  *# NPC International 144A
          9.50% 5/1/14                                 50,000           50,500
   * O'Charleys 9.00% 11/1/13                          50,000           52,750
   # United Auto Group 144A
          7.75% 12/15/16                               75,000           75,000
   * Visteon 8.25% 8/1/10                              50,000           48,875
                                                                  ____________

                                                                     1,692,894
                                                                  ____________
Consumer Non-Cyclical - 1.76%
     Biovail 7.875% 4/1/10                            175,000          177,187
     Constellation Brands
          8.125% 1/15/12                              200,000          209,499
     Cott Beverages
          8.00% 12/15/11                               75,000           76,875
     Ingles Markets
          8.875% 12/1/11                              100,000          104,750
     National Beef Packing
          10.50% 8/1/11                               100,000          105,000
     Pilgrim's Pride
          9.625% 9/15/11                               90,000           94,950
   * Pinnacle Foods
          8.25% 12/1/13                                75,000           76,875
     Playtex Products
          9.375% 6/1/11                               105,000          109,988
     Procter & Gamble
          2.00% 6/21/10                     JPY    17,000,000          151,109
   * Swift & Co. 12.50% 1/1/10              USD        55,000           56,650
     True Temper Sports
          8.375% 9/15/11                               45,000           40,388
     Warner Chilcott
          8.75% 2/1/15                                 70,000           72,100
                                                                  ____________

                                                                     1,275,371
                                                                  ____________
Energy - 1.36%
   * Bluewater Finance
          10.25% 2/15/12                               55,000           58,025
     Chesapeake Energy
          6.625% 1/15/16                               20,000           19,850
   # Complete Production
          Services 144A
          8.00% 12/15/16                               50,000           50,750
     Compton Petroleum Finance
          7.625% 12/1/13                               95,000           90,724
     El Paso Natural Gas
          7.625% 8/1/10                                50,000           52,000
   # El Paso Performance-Linked
          Trust 144A
          7.75% 7/15/11                                45,000           46,800
     El Paso Production
          7.75% 6/1/13                                 50,000           52,063
   # Hilcorp Energy I 144A
          7.75% 11/1/15                                20,000           19,800
          *9.00% 6/1/16                                75,000           79,313
     Inergy Finance
          6.875% 12/15/14                              50,000           48,750
          8.25% 3/1/16                                 20,000           20,950
     Mariner Energy
          7.50% 4/15/13                                50,000           48,750
   # MarkWest Energy 144A
          8.50% 7/15/16                                30,000           30,450
     PetroHawk Energy
          9.125% 7/15/13                              250,000          261,562
   ~ Secunda International
          13.374% 9/1/12                               55,000           57,063
     Whiting Petroleum
          7.25% 5/1/13                                 50,000           50,250
                                                                  ____________

                                                                       987,100
                                                                  ____________
Finance & Investments - 1.71%
     ASIF III Jersey 0.95% 7/15/09          JPY    17,000,000          146,362
   ~ Fortis Capital 6.25% 6/29/49           EUR       100,000          138,807
     GE Capital UK Funding
          4.625% 1/18/16                    GBP        64,000          120,608
     General Electric Capital
          5.125% 1/28/14                    SEK     1,000,000          156,244
     General Motors Acceptance
          International Finance
          4.125% 2/6/07                     EUR       120,000          158,873
  *# iPayment 144A
          9.75% 5/15/14                     USD        40,000           41,100
     Red Arrow International
          Leasing 8.375% 3/31/12            RUB     2,225,494           88,673
     Residential Capital
          5.125% 5/17/12                    EUR       170,000          229,971
          6.375% 5/17/13                    GBP        80,000          160,287
                                                                  ____________

                                                                     1,240,925
                                                                  ____________
Media - 1.54%
   } Adelphia Communications
          8.125% 2/1/07                     USD        90,000           77,400
   * CCH I Holdings
          13.50% 1/15/14                               75,000           70,875
  *} Century Communications
          9.50% 2/1/07                                125,000          150,000
     Charter Communication
          Holdings
          13.50% 1/15/11                              205,000          198,850
  ~# Cleveland Unlimited 144A
          13.64% 12/15/10                              15,000           16,200
   # CMP Susquehanna 144A
          9.875% 5/15/14                               25,000           24,688
     Dex Media East
          12.125% 11/15/12                             55,000           61,050
   # Idearc 144A 8.00% 11/15/16                        45,000           45,956
     Insight Communications
          12.25% 2/15/11                               25,000           26,344
   * Lodgenet Entertainment
          9.50% 6/15/13                               115,000          123,625


                                                              (continues)     15

Statement of net assets


Delaware Investments Global Dividend and Income Fund, Inc.


                                                  Principal         Market
                                                  Amount o       Value (U.S.$)
______________________________________________________________________________

Corporate Bonds (continued)
______________________________________________________________________________

Media (continued)
     Mediacom Broadband
          8.50% 10/15/15                    USD        45,000     $     45,281
   * Mediacom Capital
          9.50% 1/15/13                               150,000          154,875
   * Vertis 10.875% 6/15/09                            40,000           40,000
   * Warner Music Group
          7.375% 4/15/14                               80,000           79,600
                                                                  ____________

                                                                     1,114,744
                                                                  ____________
Real Estate - 0.28%
     American Real Estate
          Partners 8.125% 6/1/12                       65,000           67,356
     BF Saul REIT 7.50% 3/1/14                        110,000          112,201
     Rouse 7.20% 9/15/12                               20,000           20,810
                                                                  ____________

                                                                       200,367
                                                                  ____________
Services Cyclical - 3.28%
     Adesa 7.625% 6/15/12                             125,000          124,687
     American Airlines
          7.377% 5/23/19                               33,617           32,819
     Boyd Gaming 8.75% 4/15/12                         95,000           99,988
     Brickman Group
          11.75% 12/15/09                             130,000          138,774
   * Continental Airlines
          8.75% 12/1/11                                45,000           45,506
     Corrections Corporation of
          America 7.50% 5/1/11                         55,000           56,788
     FTI Consulting 7.625% 6/15/13                    100,000          103,750
  *# Galaxy Entertainment
          Finance 144A
          9.875% 12/15/12                             100,000          107,250
     Gaylord Entertainment
          8.00% 11/15/13                               65,000           66,788
     Grupo Transportacion
          Ferroviaria Mexicana de C.V.
          9.375% 5/1/12                               100,000          107,499
          12.50% 6/15/12                               30,000           32,775
   { H-Lines Finance Holdings
          11.00% 4/1/13                               138,000          128,167
     Harrah's Operating
          6.50% 6/1/16                                100,000           89,453
   # Hertz 144A 8.875% 1/1/14                          60,000           62,550
   * Horizon Lines
          9.00% 11/1/12                                44,000           46,310
     Kansas City Southern
          Railway 9.50% 10/1/08                        50,000           52,563
   # Knowledge Learning 144A
          7.75% 2/1/15                                 65,000           61,750
     Majestic Star Casino
          9.50% 10/15/10                               70,000           72,625
     Mandalay Resort Group
          9.375% 2/15/10                              120,000          128,099
          9.50% 8/1/08                                 50,000           53,063
     OMI 7.625% 12/1/13                                80,000           82,100
   # Penhall International 144A
          12.00% 8/1/14                                50,000           54,250
     Penn National Gaming
          6.75% 3/1/15                                 30,000           29,625
   # Pokagon Gaming Authority
          144A 10.375% 6/15/14                        110,000          119,899
   # Rental Services 144A
          9.50% 12/1/14                                95,000           96,663
     Seabulk International
          9.50% 8/15/13                                50,000           54,438
   * Stena 9.625% 12/1/12                              90,000           96,638
   { Town Sports International
          11.00% 2/1/14                                65,000           54,438
   # Turning Stone Resort Casino
          144A 9.125% 9/15/14                          50,000           51,375
     Wheeling Island Gaming
          10.125% 12/15/09                            125,000          127,812
                                                                  ____________

                                                                     2,378,442
                                                                  ____________
Services Non-Cyclical - 1.38%
     Casella Waste Systems
          9.75% 2/1/13                                150,000          157,500
   * CRC Health 10.75% 2/1/16                         105,000          112,613
   * Geo Subordinate
          11.00% 5/15/12                               70,000           67,900
   * HCA
          6.50% 2/15/16                                85,000           70,763
        # 144A 9.625% 11/15/16                         80,000           84,200
  *# Healthsouth 144A
          10.75% 6/15/16                              175,000          187,249
     US Oncology
          10.75% 8/15/14                              100,000          111,000
   { Vanguard Health
          11.25% 10/1/15                              175,000          133,875
   # WCA Waste 144A
          9.25% 6/15/14                                75,000           78,375
                                                                  ____________

                                                                     1,003,475
                                                                  ____________
Technology & Electronics - 1.28%
   # Freescale Semiconductor 144A
          PIK 9.125% 12/15/14                          55,000           55,275
          10.125% 12/15/16                            195,000          198,169
     International Business
          Machines 4.00% 11/11/11           EUR       200,000          265,214
   * Solectron Global
          8.00% 3/15/16                     USD        35,000           35,700
   * Sungard Data Systems
          10.25% 8/15/15                               55,000           58,575
   # Mercury Interactive 144A
          4.75% 7/1/07                                275,000          278,781
   # UGS Capital II PIK 144A
          10.38% 6/1/11                                36,766           37,226
                                                                  ____________

                                                                       928,940
                                                                  ____________

                                                  Principal         Market
                                                  Amount o       Value (U.S.$)
______________________________________________________________________________

Corporate Bonds (continued)
______________________________________________________________________________

Telecommunications - 2.04%
   * American Tower
          7.125% 10/15/12                   USD        80,000     $     82,200
     American Towers
          7.25% 12/1/11                                25,000           26,000
   # Broadview Networks
          Holdings 144A
          11.375% 9/1/12                               50,000           52,250
   * Cincinnati Bell
          8.375% 1/15/14                               35,000           35,963
  *# Cricket Communications
          144A 9.375% 11/1/14                          65,000           66,788
  *# Hughes Network Systems
          144A 9.50% 4/15/14                          155,000          161,587
   { Inmarsat Finance
          10.375% 11/15/12                            140,000          128,624
   ~ IWO Holdings
          9.124% 1/15/12                               15,000           15,375
  *# Level 3 Financing 144A
          9.25% 11/1/14                                75,000           76,219
   # MetroPCS Wireless 144A
          9.25% 11/1/14                                35,000           35,744
     Qwest
        # 144A 7.50% 10/1/14                          100,000          106,750
        ~ 8.64% 6/15/13                                65,000           70,769
     Rural Cellular
          9.875% 2/1/10                                75,000           79,688
       *~ 11.121% 11/1/12                              50,000           52,250
     Triton Communications
          8.50% 6/1/13                                 40,000           38,800
          9.375% 2/1/11                               315,000          285,074
   ~ US LEC 13.87% 10/1/09                             50,000           53,313
  *# Wind Acquisition 144A
          10.75% 12/1/15                              100,000          113,250
                                                                  ____________

                                                                     1,480,644
                                                                  ____________
Utilities - 0.92%
 ++# Calpine 144A
          8.496% 7/15/07                               68,425           75,096
     Elwood Energy
          8.159% 7/5/26                               102,656          108,522
     Hydro Quebec
          10.50% 10/15/21                   CAD        55,000           79,386
     Midwest Generation
          8.30% 7/2/09                      USD        99,175          100,911
          8.75% 5/1/34                                 90,000           98,100
     Mirant North America
          7.375% 12/31/13                             125,000          127,187
     Orion Power 12.00% 5/1/10                         70,000           79,625
=#++ USGen New England 144A
          7.459% 1/2/15                                 1,126              760
                                                                  ____________

                                                                       669,587
                                                                  ____________
Total Corporate Bonds
     (cost $16,153,052)                                             16,642,378
                                                                  ____________
______________________________________________________________________________

Foreign Agencies - 2.82%
______________________________________________________________________________

Austria - 0.29%
     Oesterreichische Kontrollbank
          1.80% 3/22/10                     JPY    24,000,000          212,822
                                                                  ____________

                                                                       212,822
                                                                  ____________
Germany - 2.26%
     KFW
          1.75% 3/23/10                     JPY    17,000,000          150,513
          3.50% 7/4/21                      EUR       328,000          414,721
          4.75% 12/7/10                     GBP        77,000          149,445
          4.95% 10/14/14                    CAD        85,000           78,245
          8.25% 9/20/07                     ISK    50,000,000          701,407
     Rentenbank 1.375% 4/25/13              JPY    17,000,000          146,695
                                                                  ____________

                                                                     1,641,026
                                                                  ____________
Luxembourg - 0.27%
     Gazprom 4.56% 12/9/12                  EUR       150,000          196,440
                                                                  ____________

                                                                       196,440
                                                                  ____________
Total Foreign Agencies
     (cost $2,015,074)                                               2,050,288
                                                                  ____________
______________________________________________________________________________

Regional Agency - 0.26%
______________________________________________________________________________

Australia - 0.26%
     New South Wales Treasury
          6.00% 5/1/12                      AUD       242,000          190,110
                                                                  ____________

Total Regional Agency
     (cost $186,212)                                                   190,110
                                                                  ____________
______________________________________________________________________________

Regional Authority - 0.21%
______________________________________________________________________________

Canada - 0.21%
     Ontario Province
          4.50% 3/8/15                      CAD        89,000           80,014
          5.375% 12/2/12                    CAD        81,000           76,075
                                                                  ____________
Total Regional Authority
     (cost $152,552)                                                   156,089
                                                                  ____________
______________________________________________________________________________

<< Senior Secured Loan - 0.06%
______________________________________________________________________________

     HCA 8.086% 11/18/13                    USD        40,000           40,288
                                                                  ____________

Total Senior Secured Loan
     (cost $40,000)                                                     40,288
                                                                  ____________
______________________________________________________________________________

Sovereign Agencies - 0.31%
______________________________________________________________________________

France - 0.08%
     Caisse d'Amortissement
          de la Dette Sociale
          3.625% 4/25/16                    EUR        44,000           57,591
                                                                  ____________

                                                                        57,591
                                                                  ____________
Japan - 0.23%
     Development Bank of Japan
          1.70% 9/20/22                     JPY    21,000,000          171,068
                                                                  ____________

                                                                       171,068
                                                                  ____________
Total Sovereign Agencies
     (cost $234,565)                                                   228,659
                                                                  ____________


                                                              (continues)     17

Statement of net assets


Delaware Investments Global Dividend and Income Fund, Inc.


                                                  Principal         Market
                                                  Amount o       Value (U.S.$)
______________________________________________________________________________

Sovereign Debt - 10.14%
______________________________________________________________________________

Austria - 0.79%
     Republic of Austria
        # 144A 4.00% 9/15/16                EUR       350,000     $    474,267
          5.25% 1/4/11                      EUR        70,000           98,310
                                                                  ____________

                                                                       572,577
                                                                  ____________
France - 1.51%
     France Government O.A.T.
          4.00% 4/25/55                     EUR       470,000          645,664
     French Treasury Note
          2.75% 3/12/08                     EUR       345,000          451,624
                                                                  ____________

                                                                     1,097,288
                                                                  ____________
Germany - 1.04%
     Deutschland Republic
          4.75% 7/4/08                      EUR       184,000          247,647
          6.25% 1/4/24                      EUR       292,000          503,840
     Deutschland Republic
          Inflation Linked
          1.50% 4/15/16                     EUR         2,188            2,878
                                                                  ____________

                                                                       754,365
                                                                  ____________
Japan - 2.57%
     Japan Government 5 yr
          Bond 1.50% 6/20/11                JPY    51,400,000          451,007
     Japan Government 10 yr
          Bond 1.90% 6/20/16                JPY    83,600,000          739,483
     Japan Government 20 yr
          Bond 2.30% 6/20/26                JPY    51,000,000          454,750
     Japan Government CPI
          Linked 10 yr Bond 0.80%
          3/10/16                           JPY    26,431,500          222,276
                                                                  ____________

                                                                     1,867,516
                                                                  ____________
Malaysia - 0.41%
     Malaysian Government
          3.756% 4/28/11                    MYR       535,000          148,207
          7.00% 3/15/09                     MYR       509,000          150,453
                                                                  ____________

                                                                       298,660
                                                                  ____________
Norway - 1.67%
     Norwegian Government
          5.00% 5/15/15                     NOK     4,531,000          778,628
          6.00% 5/16/11                     NOK       888,000          154,972
          6.50% 5/15/13                     NOK     1,527,000          280,541
                                                                  ____________

                                                                     1,214,141
                                                                  ____________
Poland - 0.63%
     Poland Government
          6.00% 11/24/10                    PLN       850,000          306,263
          6.25% 10/24/15                    PLN       410,000          153,321
                                                                  ____________

                                                                       459,584
                                                                  ____________
Republic of Korea - 0.26%
     Government of South Korea
          4.25% 12/7/21                     EUR       140,000          185,227
                                                                  ____________

                                                                       185,227
                                                                  ____________
Sweden - 0.44%
     Sweden Government
          5.50% 10/8/12                     SEK     2,000,000          321,010
                                                                  ____________

                                                                       321,010
                                                                  ____________
United Kingdom - 0.82%
     U.K. Treasury
          4.75% 3/7/20                      GBP        77,000          156,271
          5.00% 3/7/12                      GBP        27,000           53,755
          8.00% 6/7/21                      GBP        84,000          227,626
          9.00% 7/12/11                     GBP        67,000          154,318
                                                                  ____________

                                                                       591,970
                                                                  ____________
Total Sovereign Debt
     (cost $7,111,442)                                               7,362,338
                                                                  ____________
______________________________________________________________________________

Supranational Banks - 1.90%
______________________________________________________________________________

     Asia Development Bank
          0.50% 10/9/12                     AUD       199,000          114,277
     European Investment Bank
        * 1.40% 6/20/17                     JPY    55,300,000          466,266
          4.00% 10/15/37                    EUR        65,000           86,606
          4.25% 12/7/10                     GBP       173,000          329,744
     Inter-American Development
          Bank 1.90% 7/8/09                 JPY    34,000,000          301,267
   ^ International Bank for
          Reconstruction &
          Development
          7.122% 8/20/07                    NZD       121,000           78,614
                                                                  ____________
Total Supranational Banks
     (cost $1,347,743)                                               1,376,774
                                                                  ____________


                                                  Number of
                                                   Shares
______________________________________________________________________________

Warrant - 0.00%
______________________________________________________________________________

  +# Solutia 144A, exercise price
          $7.59, expiration date
          7/15/09                                         130                -
                                                                  ____________
Total Warrant
     (cost $11,059)                                                          -
                                                                  ____________


                                                  Principal
                                                   Amount
______________________________________________________________________________

Repurchase Agreements - 3.10%
______________________________________________________________________________

     With BNP Paribas
          5.26% 12/1/06 (dated
          11/30/06, to be repurchased
          at $993,045, collateralized
          by $1,020,400 U.S. Treasury
          Notes 2.75% due 8/15/07,
          market value $1,013,439)          USD       992,900          992,900
     With Cantor Fitzgerald
          5.26% 12/1/06 (dated
          11/30/06, to be repurchased
          at $605,588, collateralized
          by $490,970 U.S. Treasury
          Bills due 12/28/06, market
          value $489,197 and
          $126,020 U.S. Treasury
          Notes 6.25% due 2/15/07,
          market value $128,603)                      605,500          605,500

                                                  Principal         Market
                                                  Amount o       Value (U.S.$)
______________________________________________________________________________

Repurchase Agreements (continued)
______________________________________________________________________________

     With UBS Warburg
          5.26% 12/1/06 (dated
          11/30/06, to be
          repurchased at $654,696,
          collateralized by $684,140
          U.S. Treasury Bills due
          5/24/07, market value
          $668,138)                         USD       654,600     $    654,600

Total Repurchase Agreements
     (cost $2,253,000)                                               2,253,000

Total Market Value of Securities Before
     Securities Lending Collateral - 129.56%
     (cost $81,070,070)                                             94,046,325
                                                                  ____________
______________________________________________________________________________

Securities Lending Collateral ** - 14.46%
______________________________________________________________________________

Short-Term Investments - 14.46%
Fixed Rate Notes - 1.50%
     Citigroup Global Markets
          5.32% 12/1/06                               640,377          640,377
     Credit Suisse First Boston
          5.29% 12/13/06                              444,756          444,756
                                                                  ____________

                                                                     1,085,133
                                                                  ____________
~ Variable Rate Notes - 12.96%
     American Honda Finance
          5.32% 2/21/07                               285,915          285,915
     ANZ National
          5.32% 12/31/07                               63,537           63,537
     Australia New Zealand
          5.32% 12/31/07                              317,683          317,683
     Bank of America
          5.32% 2/23/07                               412,988          412,988
     Bank of New York
          5.31% 12/31/07                              254,146          254,146
     Barclays New York
          5.31% 5/18/07                               412,988          412,988
     Bayerische Landesbank
          5.37% 12/31/07                              317,683          317,683
     Bear Stearns 5.38% 5/31/07                       381,220          381,220
     BNP Paribas 5.35% 12/31/07                       317,683          317,683
     Canadian Imperial Bank
          5.30% 12/31/07                              158,842          158,842
     CDC Financial 5.36% 1/2/07                       412,988          412,988
     Citigroup Global Markets
          5.38% 12/7/06                               412,988          412,988
     Commonwealth Bank
          5.32% 12/31/07                              317,683          317,683
     Deutsche Bank
          5.34% 2/23/07                               381,220          381,220
     Dexia Bank 5.33% 9/28/07                         444,741          444,669
     Goldman Sachs
          5.45% 11/30/07                              412,988          412,988
     Marshall & Ilsley Bank
          5.30% 12/31/07                              349,451          349,451
     Merrill Lynch Mortgage
          Capital 5.41% 1/8/07                        412,988          412,988
     Morgan Stanley
          5.49% 12/31/07                              412,988          412,988
     National Australia Bank
          5.29% 3/7/07                                393,927          393,927
     National City Bank
          5.32% 3/2/07                                381,254          381,289
     National Rural Utilities
          5.31% 12/31/07                              501,939          501,939
     Nordea Bank New York
          5.31% 5/16/07                               158,841          158,838
     Nordea Bank Norge
          5.33% 12/31/07                              317,683          317,683
     Royal Bank of Scotland
          5.31% 12/31/07                              317,683          317,683
     Societe Generale
          5.29% 12/31/07                              158,842          158,841
     Toronto Dominion
          5.32% 5/29/07                               381,220          381,220
     Wells Fargo 5.33% 12/31/07                       317,683          317,683
                                                                  ____________

                                                                     9,409,751
                                                                  ____________
Total Securities Lending Collateral
     (cost $10,494,884)                                             10,494,884
                                                                  ____________

Total Market Value of Securities - 144.02%
     (cost $91,564,954)                                            104,541,209 !

Obligation to Return Securities Lending
     Collateral ** - (14.46%)                                      (10,494,884)

Borrowing Under Line of Credit - (31.69%)                          (23,000,000)

Receivables and Other Assets Net
     of Liabilities - 2.13%                                          1,543,894
                                                                  ____________
Net Assets Applicable to 5,463,746
     Shares Outstanding; Equivalent to $13.29
     per Share - 100.00%                                          $ 72,590,219
                                                                  ____________

Components of Net Assets at November 30, 2006:

Common stock, $0.01 par value, 500,000,000
     shares authorized to the Fund                                $ 58,693,534
Distributions in excess of net investment income                      (229,991)
Accumulated net realized gain on investments                         1,137,580
Net unrealized appreciation of investments
     and foreign currencies                                         12,989,096
                                                                  ____________

Total net assets                                                  $ 72,590,219
                                                                  ____________


                                                              (continues)     19

Statement of net assets


Delaware Investments Global Dividend and Income Fund, Inc.


_______________________________________________________________________________


_______________________________________________________________________________

o Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
ISK - Iceland Krona
JPY - Japanese Yen
MYR - Malaysia Ringgit
NOK - Norwegian Kroner
NZD - New Zealand Dollar
PLN - Polish Zloty
RUB - Russian Rubles
SEK - Swedish Kroner
TRY - Turkish Lira
USD - United States Dollar
ZAR - South African Rand

 * Fully or partially on loan.

** See Note 9 in "Notes to Financial Statements."

 ! Includes $10,255,559 of securities loaned.

 ~ Variable rate security. The rate shown is the rate as of November 30, 2006.

 + Non-income producing security for the year ended November 30, 2006.

++ Non-income producing security. Security is currently in default.

 { Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

 ; Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated interest rate is effect at November 30, 2006.

II Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2006, the aggregate amount of the restricted securities equaled $0 or 0.00% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

 } Security is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2006, the aggregate amount of Rule 144A securities equaled $6,205,914, which represented 8.55% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

 = Security is being fair valued in accordance with the Fund's fair valuation policy. At November 30, 2006, the aggregate amount of fair valued securities equaled $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

 ( Securities have been classified by type of business. Classification by country of origin has been presented in Sector and Country Allocation on pages 8 and 9.

 @ Illiquid security. At November 30, 2006, the aggregate amount of illiquid securities equals $0, which represented 0.00% of the Fund's net assets. See
   Note 10 in "Notes to Financial Statements."

<< Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.


Summary of Abbreviations:

ADR - American Depositary Receipt
CPI - Consumer Price Index
O.A.T. - Obligation Assimilable au Tresor (Treasury Obligation)
PIK - Payment-in-kind
REIT - Real Estate Investment Trust
yr - Year

The following foreign currency exchange contracts and foreign cross-currency exchange contracts were outstanding at November 30, 2006:

Foreign Currency Exchange Contracts and Foreign
     Cross-Currency Exchange Contracts (1)

                               In                                  Unrealized
Contracts to                Exchange            Settlement        Appreciation
Receive (Deliver)             For                  Date          (Depreciation)
_________________        ________________       __________       ______________

AUD      326,902         JPY (29,493,220)         1/11/07             $1,307
AUD      (65,000)        USD      51,279          12/4/06                  -
CAD       (2,000)        USD       1,752          12/4/06                  2
EUR      203,437         AUD    (340,000)         1/11/07              2,038
EUR      436,112         GBP    (295,000)         1/11/07             (1,298)
EUR      331,913         ISK (30,682,000)         1/11/07             (4,364)
EUR      179,082         NZD    (353,000)         1/11/07             (3,249)
EUR      255,182         PLN    (977,067)         1/11/07               (911)
EUR     (185,391)        USD     244,066          1/11/07             (2,030)
EUR      (77,000)        USD     101,971          12/4/06                (15)
JPY  195,102,234         EUR  (1,285,903)         1/11/07             (9,695)
NOK      (19,000)        USD       3,084          12/4/06                 (1)
NZD      (32,000)        USD      21,894          12/4/06                 (1)
JPY     (996,656)        USD       8,397          12/1/06               (213)
PLN     (100,000)        USD      34,668          12/4/06                (34)
SEK      (60,000)        USD       8,758          12/4/06                 (4)
ZAR      (19,800)        USD       2,763          12/4/06                  -
ZAR      495,466         EUR     (54,900)         1/11/07             (2,357)
                                                                     ________

                                                                     $(20,825)
                                                                     ________

The use of foreign currency exchange contracts involves elements of market risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 8 in "Notes to Financial Statements."

Statement of operations


Delaware Investments Global Dividend and Income Fund, Inc.

Year Ended November 30, 2006


Investment Income:

     Dividends                                                                                           $1,730,921
     Interest                                                                                             1,949,788
     Securities lending income                                                                               38,197
     Foreign tax withheld                                                                                   (38,646)    $ 3,680,260
                                                                                                         __________     ___________

Expenses:

     Management fees                                                                                        633,751
     Reports to shareholders                                                                                 59,074
     Transfer agent fees                                                                                     43,977
     Accounting and administration expenses                                                                  36,217
     Custodian fees                                                                                          32,597
     NYSE fees                                                                                               25,001
     Legal fees                                                                                              22,921
     Pricing fees                                                                                            15,158
     Audit and tax                                                                                           13,305
     Directors' fees and benefits                                                                            12,297
     Taxes (other than taxes on income)                                                                       8,467
     Dues & services                                                                                          6,998
     Consulting fees                                                                                          2,267
     Insurance fees                                                                                           1,445
     Leverage expenses                                                                                        1,402
     Registration fees                                                                                          713
     Directors' expenses                                                                                        230
                                                                                                         __________
     Total operating expenses (before interest expense)                                                                     915,820
     Interest expense                                                                                                     1,271,046
                                                                                                                        ___________

     Total expenses                                                                                                       2,186,866
                                                                                                                        ___________

Net Investment Income                                                                                                     1,493,394
                                                                                                                        ___________

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:

     Net realized gain (loss) on:
          Investments                                                                                                     4,981,915
          Foreign currencies                                                                                               (342,169)
          Options on foreign currencies                                                                                     (42,363)
                                                                                                                        ___________

     Net realized gain                                                                                                    4,597,383
     Net change in unrealized appreciation/depreciation of investments and foreign currencies                             8,678,243
                                                                                                                        ___________

Net Realized and Unrealized Gain on Investments and Foreign Currencies                                                   13,275,626
                                                                                                                        ___________


Net Increase in Net Assets Resulting from Operations                                                                    $14,769,020
                                                                                                                        ___________


See accompanying notes

Statements of changes in net assets


Delaware Investments Global Dividend and Income Fund, Inc.


                                                                                                               Year Ended
                                                                                                        11/30/06         11/30/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                            $  1,493,394     $  2,218,197
     Net realized gain on investments and foreign currencies                                             4,597,383       14,865,212
     Net change in unrealized appreciation/depreciation of investments and foreign currencies            8,678,243      (13,767,017)
                                                                                                      ____________     ____________

     Net increase in net assets resulting from operations                                               14,769,020        3,316,392
                                                                                                      ____________     ____________

Dividends and Distributions to Shareholders from: (1)

     Net investment income                                                                              (1,727,584)      (2,295,845)
     Net realized gains                                                                                (12,532,793)      (3,241,579)
                                                                                                      ____________     ____________

                                                                                                       (14,260,377)      (5,537,424)
                                                                                                      ____________     ____________

Capital Share Transactions:

     Cost of shares repurchased (2)                                                                              -       (7,018,700)
                                                                                                      ____________     ____________

                                                                                                                 -       (7,018,700)
                                                                                                      ____________     ____________

Net Increase (Decrease) in Net Assets                                                                      508,643       (9,239,732)

Net Assets:

     Beginning of year                                                                                  72,081,576       81,321,308
                                                                                                      ____________     ____________
     End of year (including distributions in excess of net investment income and
          undistributed net investment income of ($229,991) and $5,103, respectively)                 $ 72,590,219     $ 72,081,576
                                                                                                      ____________     ____________

(1) See Note 4 in "Notes to Financial Statements."

(2) See Note 6 in "Notes to Financial Statements."


See accompanying notes

Statement of cash flows


Delaware Investments Global Dividend and Income Fund, Inc.

Year Ended November 30, 2006


Net Cash (Including Foreign Currency) Provided by Operating Activities:

Net increase in net assets resulting from operations                                                                   $ 14,769,020
                                                                                                                       ____________

     Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
          Amortization of premium and discount on investments purchased                                                      58,693
          Net proceeds from investment transactions                                                                      14,035,629
          Net realized gain from investment transactions                                                                 (4,981,915)
          Net realized loss on foreign currencies                                                                           384,532
          Net change in unrealized appreciation/depreciation of investments                                              (8,678,243)
          Increase in receivable for investments sold                                                                      (535,991)
          Decrease in interest and dividends receivable and other assets                                                     48,100
          Decrease in payable for investments purchased                                                                    (333,835)
          Increase in interest payable                                                                                       37,484
          Increase in accrued expenses and other liabilities                                                                  1,377
                                                                                                                       ____________

     Total adjustments                                                                                                       35,831
                                                                                                                       ____________

Net cash provided by operating activities                                                                                14,804,851
                                                                                                                       ____________

Cash Flows Used for Financing Activities:

     Cash dividends and distributions paid                                                                              (14,260,377)
                                                                                                                       ____________

Net cash used for financing activities                                                                                  (14,260,377)
                                                                                                                       ____________

Effect of exchange rates on cash                                                                                            (82,417)
                                                                                                                       ____________

Net increase in cash                                                                                                        462,057
Cash at beginning of year                                                                                                    60,742
                                                                                                                       ____________

Cash at end of year                                                                                                    $    522,799
                                                                                                                       ____________


Cash paid for interest expense for leverage                                                                            $  1,233,563
                                                                                                                       ____________


See accompanying notes

Financial highlights


Delaware Investments Global Dividend and Income Fund, Inc.


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     _______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $13.190       $13.590      $11.980       $9.940     $11.170

Income (loss) from investment operations:

Net investment income (1)                                               0.273         0.384        0.416        0.554       0.499
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             2.437         0.176        2.154        2.570      (0.260)
                                                                     ________      ________     ________     ________    ________

Total from investment operations                                        2.710         0.560        2.570        3.124       0.239
                                                                     ________      ________     ________     ________    ________

Less dividends and distributions from:

Net investment income                                                  (0.316)       (0.398)      (0.815)      (0.918)     (0.365)
Net realized gain on investments                                       (2.294)       (0.562)      (0.145)           -           -
Return of capital                                                           -             -            -       (0.166)     (1.104)
                                                                     ________      ________     ________     ________    ________

Total dividends and distributions                                      (2.610)       (0.960)      (0.960)      (1.084)     (1.469)
                                                                     ________      ________     ________     ________    ________


Net asset value, end of period                                        $13.290       $13.190      $13.590      $11.980     $ 9.940
                                                                     ________      ________     ________     ________    ________


Market value, end of period                                           $13.800       $13.400      $12.300      $11.900     $10.400
                                                                     ________      ________     ________     ________    ________

Total return based on: (2)

Market value                                                           24.39%        17.22%       12.01%       25.92%      (5.49%)
Net asset value                                                        21.61%         4.43%       22.92%       32.63%       0.28%


Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $72,590       $72,082      $81,321      $71,693     $59,523
Ratio of expenses to average net assets                                 3.24%         2.59%        1.92%        2.04%       2.26%
Ratio of expenses to adjusted average net assets
     (before interest expense) (3)                                      1.01%         1.13%        0.98%        1.08%       1.06%
Ratio of interest expense to adjusted average net assets (3)            1.40%         0.87%        0.46%        0.46%       0.64%
Ratio of net investment income to average net assets                    2.21%         2.84%        3.31%        5.14%       4.69%
Ratio of net investment income to adjusted average net assets (3)       1.65%         2.19%        2.48%        3.88%       3.53%
Portfolio turnover                                                        76%          121%          78%          99%         69%


Leverage Analysis:

Debt outstanding at end of period at par (000 omitted)                $23,000       $23,000      $25,000      $21,000     $21,000
Average daily balance of debt outstanding (000 omitted)               $23,000       $24,195      $24,410      $21,000     $21,603
Average daily balance of shares outstanding (000 omitted)               5,464         5,777        5,986        5,986       5,986
Average debt per share                                                  $4.21         $4.19        $4.08        $3.51       $3.61
Asset coverage per $1,000 of debt outstanding at end of period         $4,156        $4,134       $4,253       $4,414      $3,834
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Adjusted average net assets excludes debt outstanding.


See accompanying notes

Notes to financial statements


Delaware Investments Global Dividend and Income Fund, Inc.

November 30, 2006


Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange (NYSE) under the symbol DGF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross-currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Distributions - The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase


                                                              (continues)     25

Notes to financial statements


Delaware Investments Global Dividend and Income Fund, Inc.


1. Significant Accounting Policies (continued)

agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware
Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $381 for the year ended November 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. DMC, as defined below, and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70%, which is calculated daily based on the adjusted average weekly net assets. Adjusted average weekly net assets does not include the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's adjusted average weekly net assets for accounting and administration services. At November 30, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                 $54,898
Accounting and administration fees and other
     expenses payable to DSC                                               3,263
Other expenses payable to DMC and affiliates *                            25,022

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates' employees. For the year ended November 30, 2006, the Fund was charged $3,160 for internal legal and tax services provided by DMC and/or its' affiliates employees.

Directors' Fees and Benefits include expenses accrued by the Fund for each Director's retainer, per meeting fees and retirement benefits. Independent Directors with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is determined based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Directors of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent directors and retired directors so entitled. The retirement benefit payout for the Fund is $8,608. Certain officers of DMC, DSC and DDLP are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2006, the Fund made purchases of $66,455,941 and sales of $76,462,519 of investment securities other than short-term investments.

At November 30, 2006, the cost of investments for federal income tax purposes was $91,767,398. At November 30, 2006, net unrealized appreciation was $12,773,811 of which $13,470,108 related to unrealized appreciation of investments and $696,297 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2006 and 2005 was as follows:

                                                              Year Ended
                                                       11/30/06        11/30/05
Ordinary Income                                      $ 3,294,270      $2,295,845
Long-Term Capital Gain                                10,966,107       3,241,579
                                                     ___________      __________

Total                                                $14,260,377      $5,537,424
                                                     ___________      __________

5. Components of Net Assets on a Tax Basis

As of November 30, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                       $58,693,534
Undistributed long-term capital gains                                 1,306,373
Unrealized appreciation of investments
     and foreign currencies                                          12,807,477
Other temporary differences                                            (217,165)
                                                                    ___________

Net assets                                                          $72,590,219
                                                                    ___________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddle deferrals, mark-to-market of forward foreign currency contracts, tax treatment of market discount and premium on debt instruments, realization of unrealized gain on investments in passive foreign investment companies and tax treatment of contingent payment debt instruments. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discounts and premiums on certain debt instruments, contingent payment debt instruments and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2006, the Fund recorded the following permanent reclassifications:

Undistributed net investment income                                      $ (904)
Accumulated net realized gain (loss)                                        904

6. Capital Stock

Shares obtained under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund's dividend reinvestment plan for the years ended November 30, 2006 and 2005.

On May 19, 2005, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 10% of its issued and outstanding shares at a price equal to the Fund's net asset value at 4:00pm New York City time on July 1, 2005, the first business day following the expiration of the offer. The tender offer commenced on June 3, 2005 and expired on June 30, 2005. In connection with the tender offer, the Fund purchased 521,836 shares of capital stock at a total cost of $7,018,700.

The Fund did not repurchase any shares under the Share Repurchase Program during the years ended November 30, 2006 and 2005.

7. Line of Credit

The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase for $25,000,000 that expires on January 16, 2007. At November 30, 2006, the par value of loans outstanding was $23,000,000 at a variable interest rate of 5.87%. During the year ended November 30, 2006, the average daily balance of loans outstanding was $23,000,000 at a weighted average interest rate of approximately 5.45%. The maximum amount of loans outstanding at any time during the period was $23,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. As of January 19, 2006, the commitment fee is computed at a rate of 0.12% per annum on the unused balance. Prior to January 19, 2006, the rate was 0.15%. The loan is collateralized by the Fund's portfolio.

8. Foreign Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts (and foreign cross-currency exchange contracts) limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States.


                                                              (continues)     27

Notes to financial statements


Delaware Investments Global Dividend and Income Fund, Inc.


9. Securities Lending (continued)

With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan.

The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2006, the market value of the securities on loan was $10,255,559, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

10. Credit and Market Risks

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Directors has delegated to the investment advisor the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2006. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2006, the Fund designates distributions paid during the year as follows:

    (A)                        (B)
 Long-Term                  Ordinary
Capital Gain                 Income               Total                 (C)
Distributions            Distributions *      Distributions         Qualifying
 (Tax Basis)              (Tax Basis)          (Tax Basis)         Dividends (1)
_____________            _______________      _____________        _____________

     77%                       23%                 100%                 16%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income distributions of the Fund.

(1) Qualifying dividends represent dividends, which qualify for the corporate dividends received deduction.

  * For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,897,170 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Report of independent
registered public accounting firm


To the Shareholders and Board of Directors
Delaware Investments Global Dividend
and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Investments Global Dividend and Income Fund, Inc. at November 30, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 18, 2007

Other Fund information


Delaware Investments Global Dividend and Income Fund, Inc.


Proxy Results (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 16, 2006. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:


                                               Shares Voted          No Ballot
Nominee                 Shares Voted For    Against or Withheld      Received
___________________     ________________    ___________________    _____________

Jude T. Driscoll *       5,061,733.337          164,533.627         237,478.943
Thomas L. Bennett        5,068,469.337          157,797.627         237,478.943
John A. Fry              5,073,333.337          152,933.627         237,478.943
Anthony D. Knerr         5,071,035.337          155,231.627         237,478.943
Lucinda S. Landreth      5,050,745.337          175,521.627         237,478.943
Ann R. Leven             5,071,135.337          155,131.627         237,478.943
Thomas F. Madison        5,066,410.337          159,856.627         237,478.943
Janet L. Yeomans         5,070,735.337          155,531.627         237,478.943
J. Richard Zecher        5,069,908.337          156,358.627         237,478.943

* Mr. Driscoll withdrew from election. The persons named as proxies used the power given to them by shareholders to vote for a substitute nominee (in the case of the withdrawal of the nominee for election) as recommended by the existing Board. The Fund's Board approved Patrick P. Coyne as the substitute nominee. Accordingly, the named proxies used their discretion to vote for Patrick P. Coyne, the substitute nominee.

Corporate Governance (Unaudited)

The Fund's audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2006 to the NYSE on September 15, 2006 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund's Form N-CSR and Form N-Q filings are available on the Commission's web site at http://www.sec.gov.

Rescission of Exemptive Order (Unaudited)

In 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. In 2002, the Securities and Exchange Commission (the "SEC") granted the Fund an exemption from Section 19(b) of the Investment Company Act of 1940 (the "1940 Act") to allow the Fund to distribute long-term capital gains up to 12 times per year (the "Order"). The Order gave the Fund the ability to characterize a portion of each monthly distribution made pursuant to the Fund's managed distribution policy as long-term capital gain. On the basis of a separate matter, the SEC has recently rescinded the Fund's Order. The Fund has applied for a new Section 19(b) exemptive order ("New Order"). While the application is pending, the Fund's ability to characterize any portion of distributions made pursuant to the Fund's managed distribution policy as long-term capital gains will be limited to the instances permitted by Section 19(b) of the 1940 Act. Additionally, the rescission of the Fund's Order may (but not necessarily will) lead to one or more of the following: (i) a lower monthly distribution amount made pursuant to the Fund's managed distribution policy; (ii) the Fund's share price trading at a discount (if the Fund is trading at a premium) or the Fund's share price trading at a greater discount from its net asset value than would otherwise have been the case if the Order were in effect (if the Fund is trading at a discount); or
(iii) the amount of distributions paid in a given year may be higher than would have been paid when the Order was in effect if some part of the monthly distributions paid by the Fund are classified as returns of capital rather than from long-term capital gains and, in addition to such distributions, the Fund separately pays out its long-term capital gains as permitted by Section 19(b) of the 1940 Act. The preceding issues may be mitigated or eliminated if the Fund receives the New Order in a timely manner, but there is no guarantee of such result.

Additions to Portfolio Management Team

During the year ended November 30, 2006, Babak Zenouzi, Nikhil G. Lalvani, Nashira S. Wynn, and Todd A. Bassion were each appointed co-portfolio managers of the Fund. Mr. Zenouzi assumed primary responsibility for managing the REIT and convertible securities holdings for the Fund, and consults regularly Damon
J. Andres in this capacity. Mr. Lalvani and Ms. Wynn focus on the large-cap value equity portion of the Fund, while Mr. Bassion focuses on the Fund's international equity component. Mr. Zenouzi, Mr. Lalvani, Ms. Wynn, and Mr. Bassion work with Mr. Andres, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi, Robert A. Vogel, Jr., Zoe Neale, Edward Gray, Philip R. Perkins, and Timothy L. Rabe in making day-to-day decisions for the Fund.

Distribution Information (Unaudited)

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, these estimates may have been corrected in part. Listed below is a written statement of the sources of these monthly distributions, as corrected, on a book basis.

                 Net Investment     Return of       Long Term         Total
                    Income           Capital      Capital Gain     Distribution
                   per share        per share       per share         Amount
                 ______________     _________     ____________     ____________

12/05               $0.023             $-            $1.707           $1.730
 1/06                0.029              -             0.051            0.080
 2/06                0.016              -             0.064            0.080
 3/06                0.046              -             0.034            0.080
 4/06                0.021              -             0.059            0.080
 5/06                0.025              -             0.055            0.080
 6/06                0.039              -             0.041            0.080
 7/06                0.025              -             0.055            0.080
 8/06                0.021              -             0.059            0.080
 9/06                0.018              -             0.062            0.080
10/06                0.013              -             0.067            0.080
11/06                0.024              -             0.056            0.080
                    ______             __            ______           ______

                    $0.300             $-            $2.310           $2.610
                    ______             __            ______           ______

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Board of directors/trustees
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Directors/Trustees, which has oversight responsibility for the management of a fund's business affairs. Directors/Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund directors/trustees, in particular, are advocates for shareholder interests. Each director/trustee has served in that capacity since he or she was elected to or appointed to the Board of Directors, and will continue to serve until his or her retirement or the election of a new director/trustee in his or her place. The following is a list of the Directors and Officers with certain background and related information.

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Director         Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer    Director or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Director     Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Director      Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennett         Director              Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Director              Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Director              Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Director              Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Director              Since                    Consultant -                 83            Director and
2005 Market Street                           September 1989             ARL Associates                             Audit Committee
 Philadelphia, PA                                                    (Financial Planning)                         Chairperson - Andy
      19103                                                             (1983-Present)                            Warhol Foundation

 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Director         Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer    Director or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison         Director              Since                 President and Chief             83             Director -
2005 Market Street                              May 1997               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Director              Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher         Director              Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

  David F. Connor       Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA   Counsel, and Secretary     and Secretary             General Counsel of
      19103                                       since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor       Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

  Richard Salus             Senior           Chief Financial        Richard Salus has served in        83                None (3)
2005 Market Street      Vice President       Officer since          various executive capacities
 Philadelphia, PA            and            November 1, 2006           at different times at
      19103             Chief Financial                                Delaware Investments.
                           Officer
October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Director" because he is an executive officer of the Fund's investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's investment advisor and its administrator.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

About the organization


This annual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.


Board of Directors


Patrick P. Coyne

Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett +

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven

Consultant
ARL Associates
New York, NY

Thomas F. Madison +

President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans +

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher +

Founder
Investor Analytics
Scottsdale, AZ


Affiliated Officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.


Contact Information


Investment Manager

Delaware Management Company
Philadelphia, PA

Principal Office of the Funds

2005 Market Street
Philadelphia, PA 19103-7057

Independent Registered Public
Accounting Firm

Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and Stock Transfer
Agent

Mellon Investor Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For Securities Dealers
and Financial Institutions
Representatives

800 362-7500

Web Site

www.delawareinvestments.com

Your Reinvestment Options

Delaware Investments Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

+ Audit Committee Member

     [DELAWARE INVESTMENTS LOGO]     [THE NEW YORK STOCK EXCHANGE LOGO]












(1217)                                                        Printed in the USA
AR-DGF [11/06] CGI 1/07                                     MF-06-12-018 PO11496

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,100 for the fiscal year ended November 30, 2006.


____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,600 for the fiscal year ended November 30, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $15,000 for the registrant's fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $16,350 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,000 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,100 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________


     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $255,820 and $207,335 for the registrant's fiscal years ended November 30, 2006 and November 30, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

_____________________________________________________________________________________________________________

                             DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
                                                 PORTFOLIO MANAGERS
_____________________________________________________________________________________________________________


          Other Accounts Managed

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of November 30,
2006.
_____________________________________________________________________________________________________________

                                                                                            Total Assets
                                                                                          in Accounts with
                               No. of         Total Assets      No. of Accounts with      Performance-Based
                              Accounts       in Accounts Fee   Performance-Based Fees           Fee
_____________________________________________________________________________________________________________

Damon J. Andres
_____________________________________________________________________________________________________________

Registered Investment             6           $2.5 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    5          $109.6 million               0                      $0
_____________________________________________________________________________________________________________

Todd A. Bassion
_____________________________________________________________________________________________________________

Registered Investment             4           $1.3 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    6          $366.7 million               0                      $0
_____________________________________________________________________________________________________________

Edward A. Gray
_____________________________________________________________________________________________________________

Registered Investment             4           $1.3 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    6          $366.7 million               0                      $0
_____________________________________________________________________________________________________________

Jordan L. Irving
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   32           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Nikhil G. Lalvani
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   28           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Anthony A. Lombardi
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   34           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Zoe A. Neale
_____________________________________________________________________________________________________________

Registered Investment             4           $1.3 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    6          $366.7 million               0                      $0
_____________________________________________________________________________________________________________

Ty Nutt
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   34           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Philip R. Perkins
_____________________________________________________________________________________________________________

Registered Investment             5           $2.7 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    2          $300.0 million               0                      $0
_____________________________________________________________________________________________________________

Timothy L. Rabe
_____________________________________________________________________________________________________________

Registered Investment            12           $4.7 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   16           $1.0 billion                0                      $0
_____________________________________________________________________________________________________________

Robert A. Vogel, Jr.
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   36           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Nashira S. Wynn
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   27           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Babak Zenouzi
_____________________________________________________________________________________________________________

Registered Investment             6           $2.5 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    5          $110.6 million               0                      $0
_____________________________________________________________________________________________________________

Description of Material Conflicts of Interest

     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio manager's compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

     Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

     As of November 30, 2006, the Funds' portfolio managers owned the following amounts of Fund shares:

                                                            Dollar Range Of Fund
                    Portfolio Manager                          Shares Owned (1)
                    _________________                          _______________

                    Damon J. Andres                                 none
                    Edward A. Gray                                  none
                    Jordan L. Irving                                none
                    Nikhil G. Lalvani                               none
                    Anthony A. Lombardi                             none
                    Zoe A. Neale                                    none
                    Ty Nutt                                         none
                    Philip R. Perkins                               none
                    Timothy L. Rabe                                 none
                    Robert A. Vogel, Jr.                            none
                    Nashira S. Wynn                                 none
                    Babak Zenouzi                                   none

         (1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

        Not applicable.

Item 11. Controls and Procedures

     (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     (b) Management has made changes that have materially affected, or are reasonably likely to materially affect, registrant's internal controls over financial reporting. To seek to increase the controls' effectiveness, these changes provide for enhanced review of contracts relating to complex transactions and the applicability of generally accepted accounting principles to such transactions, including enhanced consultation with registrant's independent public accountants in connection with such reviews.

     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

    (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:


PATRICK P. COYNE
______________________________

By:    Patrick P. Coyne
Title: Chief Executive Officer
Date:  February 6, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
______________________________

By:    Patrick P. Coyne
Title: Chief Executive Officer
Date:  February 6, 2007


RICHARD SALUS
______________________________

By:    Richard Salus
Title: Chief Financial Officer
Date:  February 6, 2007